UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2026

Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 8, 2026, Joby Aviation, Inc., (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company, Strix Holdings, Inc., a Delaware corporation (the “Target”), Strix Parent, LLC, a Delaware limited liability company (the “Seller”), and members of RS Seller Holdco, LLC (“Management Holdco” and such members, the “Management Members”) (the Management Members collectively with the Seller, the “Seller Parties”). The Purchase Agreement provides, among other things, that upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, in exchange for the Purchase Price, the Company will purchase from the Seller Parties, and the Seller Parties will transfer to the Company, one hundred percent (100%) of the issued and outstanding capital stock of the Target, which, through its subsidiaries, owns one hundred percent (100%) of the equity interests of Resonant Sciences, LLC, an Ohio limited liability company (“OpCo” and OpCo, together with the Target and its subsidiaries, the “Resonant Companies”) (such transaction, the “Equity Purchase”). Each capitalized term used herein but not otherwise defined has the meaning given to it in the Purchase Agreement.
Pursuant to the terms of, and subject to the conditions specified in, the Purchase Agreement, which has been approved by the board of directors of the Target and the members of Seller, upon the closing of the Equity Purchase (the “Closing” and the date on which the Closing occurs, the “Closing Date”) the Company will pay as consideration for the Equity Purchase $500,000,000 (the “Base Purchase Price”), which shall be subject to certain adjustments, including closing cash, closing indebtedness, transaction expenses and net working capital adjustments (the Base Purchase Price, so adjusted, the “Purchase Price”).
The Purchase Price shall be paid in cash, with the exception of stock consideration payable to the Management Members. The stock consideration payable shall be equal to 40% of the Purchase Price payable to the Management Members (the “Stock Purchase Price” and such shares issued in connection therewith, the “Share Consideration”) and is expected to comprise approximately $50.0 million of the total consideration payable at the Closing. The Share Consideration will comprise shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The number of shares of Common Stock issued in connection with the Share Consideration shall be equal to the Stock Purchase Price divided by $7.4752, which represents the volume-weighted average price per share of Common Stock on the NYSE as reported by Bloomberg L.P., calculated to four decimal places and determined without regard to afterhours trading or any other trading outside the regular trading session trading hours, for the twenty (20) consecutive Business Days ending on (and including) the Business Day that was two (2) Business Days prior to the date of the Purchase Agreement. The Company intends to issue any shares of Common Stock constituting Share Consideration in reliance upon the exemptions from registration afforded by Section 4(a)(2) or Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company will file a supplement to the prospectus included in the Company’s existing Registration Statement filed on Form S-3 on October 24, 2024 (Registration No. 333-282809), covering the resale of the shares of Common Stock to be issued pursuant to the Purchase Agreement.
The obligation of the parties to consummate the transactions contemplated by the Purchase Agreement are subject to the satisfaction or waiver of a number of customary conditions to Closing, including, among others, (a) the completion of a pre-Closing restructuring such that the Seller and the Management Members collectively hold one hundred percent (100%) of the issued and outstanding equity interests of the Target prior to Closing (the “Pre-Closing Restructuring”), (b) the receipt of certain specified required regulatory and national security approvals, (c) the absence of any law or order that is in effect which makes illegal, enjoins or otherwise prohibits the consummation of the transactions contemplated by the Purchase Agreement, (d) the representations and warranties made by Seller, on behalf of itself and with respect to the Resonant Companies, and the Company being true and correct, subject to the materiality standards contained in the Purchase Agreement, and the Seller, the Target, and the Company having complied in all material respects with their respective covenants and agreements under the Purchase Agreement, (e) the absence of any Material Adverse Effect with respect to the Resonant Companies, (f) receipt by the Company and Seller of certain agreements and certificates, and (g) that certain agreements entered into as of the signing date have not been repudiated or terminated.
Pursuant to the Purchase Agreement, the Seller may neither (a) solicit, facilitate or encourage alternative transaction proposals, (b) enter into, participate in, or maintain discussions or negotiations relating to an alternative transaction proposal, (c) furnish information to any other Person that may reasonably lead to an alternative transaction proposal, nor (d) accept any alternative transaction proposal or enter into any agreement or understanding providing for the consummation of an alternative transaction.
The Purchase Agreement can be terminated at any time by the mutual written consent of Seller and the Company. Additionally, the Purchase Agreement can be terminated (a) by either Seller or Company if the Closing shall not have occurred prior to February 8, 2027, subject to certain extensions with respect to obtaining the required regulatory and national security approvals, (b) by either Seller or the Company if (i) any law or order that is in effect which makes illegal, enjoins or otherwise prohibits the consummation of the transactions contemplated by the Purchase Agreement, or (ii) the other party breaches any of its representations, warranties, covenants or agreements in the Purchase Agreement (subject to a cure period of 30 days after written notice thereof) such that the conditions to Closing relating thereto would not be satisfied at the Closing, (c) by the Company if a Material Adverse Effect has occurred, and (d) by Seller if Seller has irrevocably confirmed to the Company that all of Seller’s conditions to the Closing have been satisfied and Seller is ready, willing and able to consummate the Equity Purchase, but the Company fails to consummate the Closing in accordance with the terms of the Purchase Agreement.
The foregoing description of the Equity Purchase and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Purchase Agreement contains representations and warranties of the Company, on the one hand, and of Seller, with respect to itself and with respect to the Resonant Companies, on the other hand, made solely for the benefit of the other party. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Accordingly, investors and securityholders should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts or condition of the Target, the Seller, the Company or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the potential timing and acquisition of the Resonant Companies; the receipt of regulatory approvals and the satisfaction of other closing conditions for the acquisition of the Resonant Companies; the issuance and registration for resale of shares of Common Stock; and the expected benefits of the acquisition of the Resonant Companies. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: risks associated with the potential failure to satisfy any closing conditions for the acquisition of the Resonant Companies; our ability to integrate the Resonant Companies’ business and team into our operations; our ability to retain key personnel; our ability to realize anticipated benefits of any combined operations; risks of unanticipated costs of acquiring or integrating the Resonant Companies’ business; the potential impact of the announcement or consummation of the proposed acquisition on relationships with third parties, including employees, customers, partners and competitors; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2026, our Quarterly Report on Form 10-Q filed with the SEC on May 6, 2026, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this communication. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.
This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Item 7.01 Regulation FD Disclosure.
On August 11, 2026, the Company issued a press release announcing the entry into the Purchase Agreement, a copy of which is attached as Exhibit 99.1.
The information furnished in this item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On August 11, 2026, the Company entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Allen & Company LLC and BofA Securities, Inc., as agents and/or principals (each, a “Manager,” and collectively, the “Managers”), under which the Company may offer and sell, from time to time at its sole discretion, up to an aggregate of $750,000,000 of shares of its Common Stock, through or to the Managers (the “ATM Offering”), pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-282809), filed with the SEC on October 24, 2024. The Company will file a prospectus supplement with the SEC on August 11, 2026 in connection with the ATM Offering.
Under the terms of the Distribution Agreement, the Managers may sell the Common Stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act. The Managers will use commercially reasonable efforts to sell the Common Stock from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay the Managers a commission rate of up to 3.0% in the aggregate of the gross sales price per share sold under the Distribution Agreement.
The Distribution Agreement contains customary representations, warranties and agreements by the Company, indemnification rights and obligations of the Company and the Managers, other obligations of the parties and termination provisions. The representations, warranties and agreements contained in the Distribution Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties to such agreement.
The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by the full text of the Distribution Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, which for the ATM Offering is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.
A copy of the opinion of Latham & Watkins LLP regarding the validity of the shares of Common Stock that may be issued and sold pursuant to the Distribution Agreement is filed as Exhibit 5.1 hereto and is incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
1.1	Equity Distribution Agreement, dated as of August 11, 2026, by and among the Company, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Allen & Company LLC and BofA Securities, Inc.
2.1*#	Stock Purchase Agreement, dated August 8, 2026, by and among Joby Aviation, Inc., Strix Holdings, Inc., Strix Parent, LLC and the Management Members
5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
99.1	Press release issued on August 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* The schedules to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the SEC upon request by the SEC.
# Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation #S-K, Item 601(b)(10).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	August 11, 2026	By:	/s/ Rodrigo Brumana
		Name:	Rodrigo Brumana
		Title:	Chief Financial Officer